UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☒    Preliminary Proxy Statement
☐ Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

INTEGRATED MANAGEMENT INFORMATION, INC.
(Name of registrant as Specified in its Charter)

Payment of Filing Fee

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of fee is offset as provided for by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, Schedule, or Registration Statement Number:

3.	Filing party:

Date filed:

Integrated Management Information, Inc.
221 Wilcox Street, Suite A
Castle Rock, CO 80104

NOTICE OF ANNUAL SHAREHOLDERS MEETING

DATE	April 27, 2012
TIME	2:00pm Mountain Standard Time
PLACE	Castle Rock Chamber of Commerce Conference Room 420 Jerry Street Castle Rock, CO 80104

ITEMS OF BUSINESS	1. 2 3.
To elect six (6) directors of the Company to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified; and
To ratify the appointment of GHP Horwath, P.C., an independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2011 and 2012; and
To ratify the Purchase and Exchange Agreement for acquisition of 60% of the outstanding stock of International Certification Services, Inc.

RECORD DATE	Holders of Integrated Management Information, Inc. common stock of record at the close of business on February 27, 2012 are entitled to vote at the meeting.

PROXY VOTING
It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. You can revoke at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

You are cordially invited to attend the meeting. Whether or not you are planning to attend the meeting, you are urged to complete, date and sign the enclosed proxy card and return it promptly. Should you have any questions or need additional information, you are urged to call the company at (303) 895-3002.

By Order of the Board of Directors

/s/ John Saunders
John Saunders
Chief Executive Officer

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY.

Integrated Management Information, Inc.
221 Wilcox Street, Suite A
Castle Rock, CO 80104

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 27, 2012

INTRODUCTION

General

This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Integrated Management Information, Inc. (the “Company” or “IMI”) for use at the Annual Meeting of Shareholders of the Company and at any adjournment thereof (the “Annual Meeting”). The Annual Meeting is scheduled to be held at the Castle Rock Chamber of Commerce Conference Room, 420 Jerry Street, Castle Rock, Colorado 80104 on April 27, 2012 at 2:00 p.m. local time. This Proxy Statement and the enclosed form of proxy will first be sent to shareholders on or about March ____, 2012.

Matters to be Voted on by Shareholders

At the Annual Meeting, the shareholders will vote upon three (3) proposals: the election of directors, the ratification of the Company’s certifying public accounting firm and the ratification of the Purchase and Exchange Agreement for  acquisition of 60% of the outstanding stock of International Certification Services, Inc. (the “ICS acquisition”). The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement.

Proxies

The shares represented by any proxy in the enclosed form, if such proxy is properly executed and is received by the Company prior to or at the Annual Meeting prior to the closing of the polls, will be voted in accordance with the specifications made thereon. Proxies on which no specification has been made by the shareholder will be voted: (1) FOR the election to the Board of Directors of the nominees of the Board of Directors named herein, (2) FOR the ratification of the Company’s certifying public accounting firm, and (3) FOR the ratification of the ICS acquisition. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxies in accordance with their best judgment.

Revocation of Proxies

Proxies are revocable by written notice received by the Secretary of the Company at any time prior to their exercise or by executing a later dated proxy. Proxies will be deemed revoked by voting in person at the Annual Meeting.

Record Date

Shareholders of record at the close of business on February 27, 2012 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting.

Voting Securities

On the Record Date, the total number of shares of common stock of the Company, $0.001 par value per share (the “Common Stock”), outstanding and entitled to vote was 20,550,759.

Quorum

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

Voting Procedures

Casting Votes. “Record” shareholders of Common Stock (that is, persons holding Common Stock in their own name) in Integrated Management Information, Inc. stock records maintained by our transfer agent, Corporate Stock Transfer, Inc., of Denver, Colorado, may attend the Annual Meeting and vote in person or complete and sign the accompanying proxy card and return it to IMI Global, 221 Wilcox Street, Suite A, Castle Rock, Colorado 80104, Attention: Chief Financial Officer.

Counting of Votes. The holders of all outstanding shares of Common Stock are entitled to one vote for each share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date.

Required Vote to Constitute a Quorum and Approve Proposals. Shares of Common Stock represented by a properly dated, signed and returned proxy will be counted as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Directors will be elected by a plurality of the votes cast at the Annual Meeting. The ratification of the Company’s certifying public accounting firm and the ratification of the ICS acquisition also require the approval of a majority of the votes cast at the Annual Meeting. Therefore, abstentions will have no effect on the election of directors, the ratification of the certifying public accounting firm, or the ICS acquisition.

Expenses of Solicitation

All the expenses of soliciting proxies from shareholders and other expenses incurred in the printing and forwarding of proxies and proxy statements will be borne by the Company.

Annual Report

Our 2010 Annual Report on Form 10-K is available at no charge upon request. To obtain additional copies, please contact us at 221 Wilcox Street, Suite A, Castle Rock, Colorado 80104, Attention: Chief Financial Officer, or at telephone number (303) 895-3002. Our Annual Report on Form 10-K and our other filings with the SEC, including exhibits, are also available for free online at http://www.imiglobal.com and at the SEC’s Internet site, http://www.sec.gov.

PROPOSALS

The stockholders are being asked to consider and vote upon two proposals at the meeting. The following is a summary of the proposals and the voting recommendations of the Board of Directors:

Proposal	Board Recommendation
1. Election of Directors	FOR
2. Ratification of the Company’s certifying public accounting firm	FOR
3. Ratification of the Purchase and Exchange Agreement for acquisition of 60% of the outstanding stock of International Certification Services, Inc.	FOR

Following is a detailed description of the proposals to be considered by the stockholders.

PROPOSAL 1 - ELECTION OF DIRECTORS

The first proposal to be voted on is the election of directors. The Board’s nominees are John Saunders, Dr. Gary Smith, Adam Larson, Robert Van Schoick II and Peter C. Lapaseotes, Jr. and Leann Saunders. Biographical information about each of the nominees is included in “Director Information” below. If elected, each of the nominees will serve until the next annual meeting of shareholders and will be subject to reelection at such meeting along with the other directors.

The Board of Directors has no reason to believe that any nominee will be unable to serve or decline to serve as a director if elected. If a nominee becomes unable or unwilling to accept nomination or election, the Board will either select a substitute nominee or will reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee.

In accordance with the company’s bylaws, directors are elected by a plurality vote of shares represented and entitled to vote at the meeting. That means the six (6) nominees will be elected if they receive more affirmative votes than any other nominees.

Director Information

Set out below is certain information concerning our nominees for election as directors of the Company:

John Saunders, age 40, founded our company in 1998 and is the Chief Executive Officer. Previously, Mr. Saunders was a partner and consultant for Pathfinder Consulting Services, Inc. in Parker, Colorado. An expert in both technology and the livestock industry, Mr. Saunders is a graduate of Yale University.

Pete Lapaseotes, age 53, co-manages the Lapaseotes family farm and feeding operations in Bridgeport, Nebraska. The business includes a cow calf operation, a grass cattle operation and a finish feed yard. Mr. Lapaseotes is also a partner in five John Deere dealerships and 11 The Mercantile Farm, Ranch & Home retail stores. He is a member of the board of directors of Valley Bank and Trust.

Adam Larson, age 42, has been involved in the cattle feeding and ranching business since 1991. During that period, he has been a member and manager of eight family organizations involved in cattle ranching and cattle feeding and is primarily involved in cattle financing. Mr. Larson is a graduate of the University of Colorado.

Dr. Gary Smith, age 73, serves as a University Distinguished Professor at Colorado State University-Fort Collins and on the Graduate Faculty of Texas A&M University-College Station. Dr. Smith retired in 2011 from his position as a professor in the Department of Animal Science at Colorado State University, a position he held since 1990. He received his PhD in Meat Science and Muscle Biology from Texas A&M University. Dr. Smith has also taught at Washington State University, Texas A&M University and FSIS-USDA National Meat Inspection Training Center. Dr. Smith is a member of multiple professional associations and societies and has received numerous academic awards.

Robert Van Schoick II, age 61, is president of Med-Pharmex Animal Health. His previous experience includes 28 years in sales and marketing with pharmaceutical giant Merck & Co., where he served for nine years with Merial, Merck’s world leading animal health joint venture. He holds BA and MA degrees from Austin College and a BS in Animal Science from Texas A&M.

Leann Saunders, age 41, is the President of the Company and is responsible for overseeing key customer relationships along with management of product development and delivery of USVerified solutions. Prior to 2003, Mrs. Saunders worked for PM Beef Holdings, an integrated beef company, and developed a supply system for PM's Ranch to Retail product line and managed PM's USDA Process Verified program. She then served as the company's Vice President of Marketing and Communications. Prior to joining PM in 1996, Mrs. Saunders worked for McDonald's Corporation as a Purchasing Specialist, and Hudson Foods Corporation. Mrs. Saunders graduated with a BS in Agriculture Business and an MS in Beef Industry Leadership from Colorado State University.

The Board of Directors recommends a vote “FOR” all nominees.

PROPOSAL 2 - RATIFICATION OF THE COMPANY’S CERTIFYING PUBLIC ACCOUNTING FIRM

The shareholders are asked to ratify the appointment of GHP Horwath, P.C. as the independent auditors of the books and accounts of the Company for the year-ending December 31, 2011 and 2012. Such ratification will require the favorable vote of the holders of a majority of the shares of common stock present and voting in person or by Proxy.

The Board of Directors recommends a vote “FOR” this proposal.

PROPOSAL 3 - RATIFICATION OF THE PURCHASE AND EXCHANGE AGREEMENT FOR ACQUISITION OF 60% OF THE OUTSTANDING STOCK OF INTERNATIONAL CERTIFICATION SERVICES, INC.

On February 29, 2012, we entered into a Purchase and Exchange Agreement (the “Agreement”), dated February 29, 2012 but effective as of the close of business on December 31, 2011 by and among IMI and International Certification Services, Inc. (ICS), and each of Christina Docktor, Fred Kirschenmann, Robert Simmons, Ellen Cooke, James Deese, Annie Kirschenmann and other shareholders as individually named in the Agreement (collectively the “Sellers”).

Pursuant to the Agreement, on February 29, 2012 (the “Closing”) we acquired 60% of the issued and outstanding stock of ICS in exchange for aggregate consideration of $420,000, which includes $350,000 in cash and 172,840 shares (the “Shares”) of common stock of the Company valued at approximately $70,000 based upon the average trading value of IMI stock for the four weeks prior to Closing of $0.405. The Agreement provides for 50% of the Shares to be held in escrow for a period of eighteen months to support any indemnification claims by IMI for breach of ICS representations, warranties and covenants under the Agreement. The Agreement also includes non-dilution provisions and we have right of first refusal on the remaining 40% of the outstanding ICS stock.

ICS is a premier provider of organic accreditation services and has a strong reputation in the organic market segment. They have a large and growing customer base that includes food retailers as well as producers and processors of fruits, vegetables, dairy, livestock and honey.  Their flagship certification program is Farm Verified Organic® – an ISO 65 and IFOAM accredited program that meets the requirements of the USDA National Organic Program – that is designed for organic producers selling to U.S. and international markets.  ICS also offers USDA National Organic Program, Canadian Organic Regime (COR) and Food Alliance sustainability certification as well as facilitation and compliancy of European Union, Japan and Bio Suisse standards.  It is estimated that the total organic market segment in the U.S. and E.U. is more than $50 billion annually.

We believe this acquisition has tremendous synergies for both IMI and ICS. As industry leaders in our respective product and service offerings, we are now positioned to offer our customers new solutions across the verification and certification spectrum. We also believe it provides diversification for our company in the produce, grain and dairy industries. It should enable us to better serve our customers, as well as accelerate our revenue growth and be accretive to earnings.

The shareholders are asked to ratify the Agreement. Such ratification will require the favorable vote of the holders of a majority of the shares of common stock present and voting in person or by Proxy.

The Board of Directors recommends a vote “FOR” this proposal.

Other Matters

The Board of Directors does not intend to bring any other matter before the Annual Meeting and has not been informed that any other matters are to be presented by others. In the event any other matter properly comes before the Annual Meeting, the persons named in the enclosed form of proxy will vote all such proxies in accordance with their best judgment on such matters.

Whether or not you are planning to attend the Annual Meeting, you are urged to complete, date and sign the enclosed proxy and return it in the enclosed stamped envelope at your earliest convenience.

By Order of the Board of Directors

/s/ John Saunders
John Saunders, Chairman
Castle Rock, CO
March _______, 2012

INTEGRATED MANAGEMENT INFORMATION, INC.
221 WILCOX STREET, SUITE A
CASTLE ROCK, CO 80104

Proxy for Annual Meeting of Shareholders to be held on April 27, 2012

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints John Saunders as Proxy with full power of substitution in the name, place and stead of the undersigned to vote at the Annual Meeting of Shareholders (the “Meeting”) of Integrated Management Information, Inc., a Colorado corporation, (the “Company”) on April 27, 2012 at 2:00 p.m. MST or at any adjournment or adjournments thereof, in the matters designated below, all of the shares of the Company’s common stock that the undersigned would be entitled to vote if personally present.

		FOR	AGAINST	ABSTAIN

1.
To elect six (6) directors of the Company to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified: John Saunders, Dr. Gary Smith, Adam Larson, Robert VanSchoick II, Peter C. Lapaseotes, Jr., and Leann Saunders
		☐	☐	☐

2.	To ratify the appointment of GHP Horwath, P.C. as the independent auditors of the books and accounts of the Company for the year-ending December 31, 2011 and 2012.	☐	☐	☐

3.	To ratify the Purchase and Exchange Agreement for acquisition of 60% of the outstanding stock of International Certification Services, Inc.	☐	☐	☐

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE RATIFICATION OF GHP HORWATH, P.C. AS THE INDEPENDENT AUDITORS, AND FOR THE RATIFICATION OF THE PURCHASE AND EXCHANGE AGREEMENT FOR ACQUISITION OF 60% OF THE OUTSTANDING STOCK OF INTERNATIONAL CERTIFICATION SERVICES, INC.

Please sign hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate the capacity in which signing.

Date

Print Ownership Name

Signature

Signature, if held jointly

Please return this proxy in the enclosed envelope and send to: IMI Global, Inc., Attn: Proxy Count, 221 Wilcox Street, Suite A, Castle Rock, CO 80104.